Exhibit 10.4
Restated Second Amendment To
Purchase and Sale Agreement
And Joint Escrow Instructions
(TSG — LITTLE VALLEY)
     THIS RESTATED SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Restated Amendment”), dated as of October 15, 2009, is by and between TSG LITTLE VALLEY, LP, a California limited partnership (“Seller”), and SPT-LAKE ELSINORE HOLDING CO., LLC (“Buyer”) (as successor-in-interest by assignment to Shopoff Advisors, L.P., a Delaware limited partnership), and amends that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of September 30, 2008, as previously amended (as amended, the “Agreement”). Capitalized terms used herein shall have the meanings given them in the Agreement. This Restated Amendment corrects and supersedes that certain Second Amendment to Purchase and Sale Agreement between Seller and Buyer of even date herewith.
     Seller and Buyer agree to amend the Agreement as follows:
     Two Million Nine Hundred Thousand Dollars ($2,900,000.00) of the Purchase Price shall be paid by Buyer’s execution and delivery into Escrow of (i) an All-Inclusive Purchase Money Note Secured by Deed of Trust in favor of Seller as Payee therein, in the principal amount of Two Million Nine Hundred Thousand Dollars ($2,900,000.00), and (ii) an All-Inclusive Deed of Trust executed by Buyer in favor of Seller as Beneficiary therein, securing the foregoing All-Inclusive Purchase Money Note.
     In all other respects the Agreement shall remain unmodified and in full force and effect.
     IN WITNESS WHEREOF, the parties have executed this Restated Amendment as of the date first above written.

Seller:	TSG LITTLE VALLEY, L.P., a California limited partnership

	By:	Portfolio Partners, Inc., a California Corporation

		By:	/s/ Stevan J. Gromet

Stevan J. Gromet, President

Buyer:	SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

	By:	Shopoff Partners,L.P., a Delaware limited partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

				By:	/s/ William A. Shopoff

William A. Shopoff, President and CEO